Liquidity	12 Months Ended
Dec. 31, 2015
Liquidity Disclosure [Abstract]
Liquidity And Going Concern Disclosure [Text Block]
4. Liquidity

The accompanying consolidated financial statements have been prepared assuming that HART will continue as a going concern.  HART has incurred substantial operating losses since its inception, and as of December 31, 2015, has an accumulated deficit of approximately $24.7 million. The Company is currently investing significant resources in development and commercialization of products for use by clinicians and researchers in the field of regenerative medicine. The Company expects to continue to incur operating losses and negative cash flows from operations in 2016 and in future years.

Management of the Company believes that HART will need additional funds in 2016 and in future years to fund its operations. HART’s operations will be adversely affected if we are unable to raise or obtain needed funding and may materially affect our ability to continue as a going concern.Cash requirements and cash resource needs will vary significantly depending upon the timing and the financial and other resource needs that will be required to complete ongoing development and pre-clinical and clinical testing of products as well as regulatory efforts and collaborative arrangements necessary for the Company’s products that are currently under development. HART will seek to raise necessary funds through a combination of additional sales of common stock to Aspire Capital Fund, LLC. (See Note 12), other public or private equity offerings, debt financings, other financing mechanisms, or strategic collaborations and licensing arrangements. We may not be able to obtain additional financing on terms favorable to us, if at all.